UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K/A
Amendment No. 1
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	July 26, 2024
Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Fifth Avenue, 20th Floor
New York, NY 10118
(Address of principal executive offices, including zip code)
(646) 710-3417
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01	Completion of Acquisition or Disposition of Assets.
As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by Shutterstock, Inc. (the “Company”) on July 22, 2024 (the “Original Form 8-K”), the Company consummated its previously announced acquisition of Envato Pty Ltd. (“Envato”) on July 22, 2024 pursuant to the Share Purchase Agreement (the “Purchase Agreement”), whereby Garnett-Saunders Pty Ltd, Draconis Holdings Pty Ltd and Ta’eed Felah Pty Ltd (collectively, the “Sellers”) sold, and Shutterstock AUS EMU Pty Ltd., a wholly owned indirect subsidiary of the Company (“Purchaser”) purchased, all of the issued and outstanding capital stock of Envato. The consideration payable by the Company pursuant to the Purchase Agreement, after customary working capital and other adjustments in accordance with the terms of the Purchase Agreement, was approximately $250 million.

This Form 8-K/A has been filed to amend and supplement the Original Form 8-K to provide the financial statements described in Item 9.01 below, which are permitted to be filed by amendment not later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired.

Envato’s audited consolidated financial statements as of and for the year ended June 30, 2023 and unaudited condensed consolidated financial statements for the six-month periods ended December 31, 2023 and 2022 are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and incorporated herein by reference. Such financial statements of Envato were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2024, and for the year ended December 31, 2023, related to the Company’s acquisition of Envato are attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of PricewaterhouseCoopers

99.1	Envato Pty Ltd audited consolidated financial statements as of and for the year ended June 30, 2023

99.2	Envato Pty Ltd unaudited condensed consolidated financial statements for the six-month periods ended December 31, 2023 and 2022

99.3	Shutterstock, Inc. Unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023

104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: October 3, 2024	By:	/s/ Jarrod Yahes
Jarrod Yahes
Chief Financial Officer
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